Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report

May 13, 2005

BAB, Inc.

(Name of small business issuer in its charter

                                                  Delaware                                                 Commission file number

(State or other jurisdiction of incorporation or organization)                        0-31555

36-4389547 (I.R.S. Employer Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015

        (Address of principal executive offices)        (Zip Code)

Issuer's telephone number (847) 948-7520

Item 8.01 Other Events

On May 12, 2005, the Board of Directors of BAB, Inc. authorized a $0.02 per share semi-annual dividend.  The dividend is payable June 21, 2005 to shareholders of record as of May 31, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                    BAB,Inc.                                                                                                                                                                                                                             (Registrant)                                                                                                                                                                                                                                                                                          /s/Michael W.Evans                                                                                                                                                                                                             (Signature)                                                                                                                                                                                                                                                                                             Michael W. Evans, Chief Executive Officer                                        May 13, 2005